THE VASWANI PLACE CORPORATION
                                  ("Landlord")

                                     LEASE


                                      with


                   STARTEC GLOBAL COMMUNICATIONS CORPORATION,
                                   ("TENANT")

                                TABLE OF CONTENTS
                                -----------------

              1.      DEMISED PREMISES                                         4
              2.      TERM                                                     4
              3.      USE                                                      5
              4.      MINIMUM RENT                                             5
              5.      TAXES AND OPERATING EXPENSES; ADDITIONAL RENT            5
              6.      RENTAL ESCALATION                                        7
              7.      SECURITY DEPOSIT                                         7
              8.      DELETED
              9.      COMPLETION OF PREMISES                                   8
             10.      RULES AND REGULATIONS                                    8
             11.      SERVICES                                                 9
             12.      INDEMNIFICATION                                         10
             13.      PUBLIC LIABILITY INSURANCE                              11
             14.      FIRE OR OTHER CASUALTY                                  11
             15.      EMINENT DOMAIN                                          12
             16.      ALTERATIONS                                             12
             17.      MAINTENANCE                                             13
             18.      COMPLIANCE WITH LAWS                                    14
             19.      MECHANIC'S LIENS                                        14
             20.      SIGNS; ADVERTISEMENTS                                   15
             21.      WEIGHTS; SAFES                                          15
             22.      ENTRY FOR REPAIRS AND INSPECTIONS                       16

             23.     PARKING AND COMMON AREAS                                 16
             24.     LIEN FOR RENT                                            16
             25.     OTHER COVENANTS OF TENANT                                17
             26.     OTHER MUTUAL COVENANTS                                   18
             27.     DEFAULTS; REMEDIES                                       20
             28.     SUBORDINATION                                            22
             29.     LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT                23
             30.     ESTOPPEL STATEMENT                                       23
             31.     HOLDING OVER                                             23
             32.     MISCELLANEOUS                                            23
             33.     PRIOR AGREEMENTS; AMENDMENTS                             24
             34.     CAPTIONS                                                 24
             35.     BENEFIT AND BURDEN                                       24
             36.     SEVERABILITY                                             25
             37.     GOVERNING LAW                                            25
             38.     NO PARTNERSHIP                                           25
             39.     OPTIONS TO EXTEND TERM                                   25
             40.     ELECTRONIC SECURITY                                      25
             41.     OTHER RIGHTS OF LANDLORD                                 25
                     EXHIBIT A:      Demised Premises Floor Plan
                     EXHIBIT B:      Tenant Improvements
                     EXHIBIT C:      Rules & Regulations
                     EXHIBIT D:      Tenant's Corporate Resolution
                     EXHIBIT E:      Tenant's Reserved Parking
                     EXHIBIT F:      Cleaning Services Schedule

                                     LEASE

    THIS LEASE ("Lease") made and entered into as of this 27th day of October, 1997 by and between The VASWANI PLACE Corporation, a corporation registered in the state of Maryland, USA, whose principal address of business is 10411 Motor City Drive, Bethesda, Maryland, USA ("Landlord") manager of the real property ("Property") and the building known as the VASWANI PLACE ("Building") situated thereon located at 10411 Motor City Drive, Bethesda, Maryland, 20817, and Startec Global Communications Corporation, a corporation registered in the state of Maryland, USA, whose principal address of business is 10411 Motor City Drive, Bethesda, Maryland, 20817, USA ("Tenant").

    WITNESSETH THAT, in consideration of the rents and mutual covenants and agreements hereinafter stipulated and intending to be legally binding, the parties do hereby mutually agree as follows:

    1. DEMISED PREMISES:

    Landlord does hereby Lease and demise to Tenant, and Tenant does hereby hire and take from Landlord, upon and subject to the terms and conditions of this Lease, a portion of the Building located in Montgomery Mall Auto Park, Montgomery County, Maryland, consisting of approximately 27,710.75 rentable square feet on the third (3rd) and fourth (4th) floor of the Building located at 10411 Motor City Drive as shown on the floor plan(s) attached hereto as Exhibit A which shall be supplied in advance by Landlord to Tenant and attached to the Lease and forming a part hereof (hereinafter referred to as the "Demised Premises").


     2. TERM:

     A. The term of this Lease shall commence on November 1, 1997, and shall end on the last day of the calendar month in which occurs the day preceding the fifth (5th) anniversary of the Term Commencement Date (the "Term").

     B.   Deleted

     C.   Deleted

          3.      USE:

                  Tenant will use and occupy the Demised Premises for general office purposes and without the prior written consent of the Landlord, the demised premises will not be used for any other purposes. Tenant agrees not to use the Demised Premises for any purpose which interferes with the use and enjoyment of the Building by other Tenants occupying space therein or which would increase the premiums for insurance coverage payable by Landlord in respect of the Building. Landlord represents that Tenant's use as set forth above does not violate the certificate of occupancy for the Building.

          4.      MINIMUM RENT:

                  A. Tenant shall pay as minimum annual rent for the Demised Premises the sum of Four Hundred Ninety Nine Thousand Six Hundred and Twenty Four and 81/100 dollars ($499,624.81), which amount shall be the product of eighteen dollars and three cents ($18.03) multiplied by the total number of square feet (27,710.75) in the Demised Premises as specified in Article 1. Such sum shall be payable during the Term, in advance, in equal monthly installments of Forty One Thousand Six Hundred and Thirty Five and 40/100 Dollars ($41,635.40). Subject to the Provisions of Section 26 (G) of this Lease, each such monthly installment shall be paid on the first day of each month of the Term hereof commencing with the first month of the Term.

                  B. Notwithstanding any other provisions of this Lease, Landlord agrees to provide Tenant with a one-time rent credit towards the first month's rent (November 1997) in the amount of Nineteen Thousand and Ninety Seven and 90/100 Dollars ($19,097.90) and a one-time credit towards the second month's rent (December 1997) in the amount of Nine Thousand Five Hundred Forty Eight and 95/100 Dollars ($9,548.95). This amount constitutes one and one-half month's "free" rent for the 12,710.75 square feet rentable space increase over Tenant's existing leased space.

                  C. All rent and other sums due to Landlord hereunder (collectively, the "Rent") shall be payable at the office address of Landlord first above given, or to such other party or at such other address as Landlord may designate, from time to time, by thirty (30) calendar days written notice to Tenant, without demand and without deduction, set-off, or counterclaim by Tenant.

          5.      ADDITIONAL RENT, TAXES AND OPERATING EXPENSES:

                  A. As used in this Lease, the following terms shall have the meaning ascribed to them as specified below:

                         (1)  "Taxes"   shall  mean  all  real   estate   taxes,
impositions, and assessments, general or special, ordinary or extraordinary, foreseen or unforeseen, imposed upon the Property or with respect to the ownership thereof. If, due to a future change in the method of taxation, any franchise, income, profit, or other tax, however designated, shall be levied or imposed in substitution, in whole or in part, for (or in lieu of) any tax which would otherwise be included within the definition of Taxes, such other tax shall be deemed to be included within "Taxes" as defined herein.

                         (2) "Base  Year" for real  estate  taxes and  operating
expenses shall be calendar year 1997. Landlord represents that the Building has been fully assessed for the Base Year.

                         (3)  "Tenant's  Proportionate  Share"  shall be 28.02%,
which Landlord and Tenant agree is the percentage which the square footage of the Demised Premises bears to the square footage of the Building.

                         (4)  "Operating  Expenses"  shall  mean  all  expenses,
costs, and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in respect of the operation, maintenance, repair, and management of the Property and shall include, without limitation: (a) wages and salaries (and taxes imposed upon employers with respect to such wages and salaries) and fringe benefits paid to persons employed by Landlord or Landlord's managing agent, if any, for rendering service in the normal operation, maintenance, and repair of the Building and Property; (b) contract costs of independent contractors hired for the operation, maintenance, and repair of the Building and Property; (c) costs of steam, water, sewer, fuel, and other utilities chargeable to the operation and maintenance of the Building and Property; (d) costs of insurance for the Building and Property, including fire and emended coverage, elevator, boiler, sprinkler leakage, water damage, public liability and property damage, plate glass, and rent protection, but excluding any charge for increased premiums due to acts or omissions of other occupants of the Building because of extra risk which are reimbursed to Landlord by such other occupants; (e) costs of supplies, tools, materials necessary for the normal operation, maintenance, and repair of the Building, Property and equipment; (f) any and all sums for landscaping, ground maintenance, sanitation control, cleaning, lighting, snow removal, parking area and driveway resurfacing, when reasonably required, fire protection, policing, security, and other expenses, reasonably required for the upkeep, maintenance, and operation of the Property by virtue of the ownership thereof, including, without limitation, reasonable management fees payable to any managing agent employed or engaged by Landlord.

               B. In addition to the minimum annual rent as specified in Article 4, commencing on the first day of the first calendar month following Tenant's receipt of Landlord's statement thereof, Tenant shall pay in monthly installments or in a lump sum (if in arrears), as additional rent hereunder, Tenant's Proportionate Share of the amount by which all taxes (as defined in article 5A(1) above) imposed upon Landlord for and with respect to each year and any renewals or extensions thereof, exceeds the taxes assessed or imposed upon the Property for the Base Year.

               C. (1) Tenant hereby agrees to pay, as additional rent, Tenant's Proportionate Share of the amount by which Operating Expenses Grossed up as if the Building were ninety-five percent (95%) occupied incurred by Landlord in the Base Year Increase for and with respect to each calendar year of the Term after the Base Year, and any renewals or extensions thereof. Operating Expenses will be appropriately prorated for the portion of any calendar year.

                         (2) If the  Expiration  Date of  this  Lease  does  not
coincide with the last day of the real estate tax fiscal year, the portion of the increase in Real Estate Taxes payable by Tenant hereunder for the real estate fiscal year in which the Expiration Date occurs shall be appropriately adjusted and pro-rated between Landlord and Tenant based upon the respective number of days in such real estate tax fiscal year prior to and after the Expiration Date.

                         (3) As an example of  estimated  increases in Operating
Expenses based on a Calendar Year (which is equal to the Building's fiscal year) assume total Building expense increases are $100,000 between January 1 and December 31 and the Tenant's Proportionate Share is twenty percent (20%), Tenant would be responsible for an increase in operating rent of $20,000 in expenses ($100,000 x 20%) paid in monthly installments ($20,000 \ 12) or $1,666.67 in additional monthly rent.

               D. If Tenant's usage of Building electricity substantially exceeds by reasonable comparison, on a square foot basis, other Building tenants' electricity usage, then Landlord, at Tenant's expense, shall have the option to separately meter Tenant's space for electrical usage and charge Tenant for the additional amount of electricity used. The cost of additional electric consumption by Tenant shall be billed directly to Tenant from Landlord.

          6.   RENTAL ESCALATION:

               In addition to the adjustment to the monthly rent for increases in Real Estate Taxes and Operating Expenses as specified in Article 6, Tenant's Base Year Rental will be increased in the beginning of the second (2nd) Lease year, and upon the anniversary of each Lease year thereafter, at Three percent (3%) per annum.

          7.   SECURITY DEPOSIT:

               As additional security for the full and prompt performance by Tenant of the terms and covenants of this Lease, Tenant has deposited with Landlord the total sum of Forty One Thousand Six Hundred and Thirty Five and 40/100 Dollars ($41,635.40) representing one month's rent as security Deposit (Landlord acknowledges $7,419.50 of the deposit sum from the previous Lease which Tenant acknowledges may be applied to this security deposit), which shall not constitute rent for any month unless so applied by Landlord on account of Tenant's default. Tenant shall, upon demand, restore any portion of the Security Deposit which may be applied by Landlord to cure any default by Tenant hereunder. To the extent that Landlord has not applied the Security Deposit on account of a default, the Security Deposit shall be returned without interest by Landlord to Tenant promptly after termination of this Lease. In the event Tenant fails to take possession of the Demised Premises on the Term Commencement Date or vacates or abandons the Demised Premises during the Term, the Security Deposit shall not be deemed to be liquidated damages, and such application of the Security Deposit shall not preclude Landlord from recovering from Tenant all additional damages incurred by Landlord. If Tenant fails at any time to perform its obligations, Landlord may, at its option, apply said Security Deposit, or so much thereof as is required, to cure Tenant's default, but, if prior to the termination of this Lease, Landlord depletes said Security Deposit, either in whole or in part, Tenant shall within five (5) calendar days restore the amount so used by Landlord. Following termination of this Lease and satisfaction of all Tenant obligations thereunder, Landlord shall return to Tenant without interest any unused portion of the Security Deposit.

          8.   DELETED.

          9.   COMPLETION OF DEMISED PREMISES:

               Promptly after the execution of this Lease by the parties hereto, the Landlord shall cause the Demised Premises to be vacated to accommodate Tenant's occupancy. Tenant shall Lease the Demised Premises in its "AS IS" condition. Tenant will make improvements to the property (Alterations) prior to its occupancy. Tenant represents that the cost of said improvements will be at least One Hundred Thousand dollars ($100,000). Landlord has the right to reasonably approve all Tenant improvements as required by Tenant before construction (in accordance with paragraph 16 Alterations, herein.). All costs for improvements, including design services and permit fees, are to be paid directly by Tenant. Providing Tenant's construction costs for the improvements to the Demised Premises exceeds $100,000, Landlord agrees to reduce the rent during the anticipated construction period in the amount of $100,000. The rent reduction will be $20,000 per month, beginning with the second month of the Lease Term, for months two through six of the Lease Term (December 1997 April
1998). Upon completion of the Improvements, Tenant shall provide Landlord with the actual cost of the construction, supported by paid invoices. Upon completion, if the actual construction costs for the Tenant Improvements are less than $100,000, Tenant shall pay the difference to Landlord within 10 days of completion.

               Tenant agrees that during the Improvement phase of the Lease Term (reasonably estimated to occur during the first six months of the Term) Tenant, Tenant's Agent(s), Contractor(s), Architect(s), etc., will strictly adhere to the rules and Regulations attached hereto as Exhibit "C". Furthermore, Tenant agrees that any and all construction performed will be conducted in a workman-like manner, without interfering with the Building's normal business activities. Tenant agrees to complete the Demised Premises in such manner as to allow the occupancy of an additional tenant on floor(s) where Tenant does not occupy the entire space. Such completion will include, at Tenant's expense, a fire corridor in accordance with all applicable fire and building codes. Construction related services shall be conducted via the usage of the Service elevator and all Construction related Trash shall be properly and timely removed by the Tenant.

         10.   RULES AND REGULATIONS:

               The "Rules and Regulations" in regard to the Building and the Tenants occupying offices therein, attached hereto as Exhibit "C" and made a part hereof, and such reasonable alterations, additions, or modifications thereof as may from time to time be made by Landlord, shall be deemed a part of this Lease, with the same effect as though written herein, and Tenant covenants that the Rules and Regulations shall be faithfully observed by Tenant, Tenant's employees and all persons visiting the Demised Premises or claiming under Tenant, the fight being hereby expressly reserved by Landlord to add to, alter, or rescind, from time to time, such Rules and Regulations, which changes shall take effect immediately after notice thereof in writing shall have been served on Tenant by delivering the same to Tenant by certified mail return receipt requested. Landlord shall not be responsible for any violation or disregard of any of the Rules and Regulations or any rules and regulations hereafter adopted, by any other Tenant, occupant, or person in the Building of that the Demised Premises are a part; and nothing herein shall impose any obligation on Landlord to enforce the Rules and Regulations or any of them against any other Tenant, occupant, or person, but the same are to be Rules and Regulations to be abided by and complied with by Tenant hereunder. In the event of a conflict between the rules and regulations as set forth in Exhibit C and the Terms of this Lease, the terms of this Lease shall prevail.

         11.   SERVICES:

               Landlord agrees to maintain the Building to the standard of other similar class "A" buildings in the North Bethesda Office Market. As long as Tenant is not in default after expiration of all applicable notice and cure periods and the elapse of all opportunities to cure under any of the provisions of this Lease, Landlord shall provide the following facilities and services to Tenant without additional charge (except as elsewhere provided herein). Landlord agrees to provide:

               A. Heat and air conditioning necessary, in Landlord's reasonable judgment, for comfortable occupancy of the Demised Premises, Monday through Friday from 8:00 AM to 6:00 PM, and on Saturdays from 8:00 Am to 1:00 PM, holidays noted below excepted. Heat and air conditioning required by Tenant at other times shall be supplied upon reasonable notice, and shall be paid for by Tenant, promptly upon billing.

               B. Passenger elevator service to the Demised Premises during all working days (Saturday other than 9:00 AM to 1:00 PM, Sunday and the holidays noted below excepted) from 8:00 AM to 6:00 PM, with one elevator subject on call at all other times. Tenant and its employees and agents shall have access to the Demised Premises at all times, subject to compliance with such security measures as shall be in effect for the Building. The Building will be accessed after hours by key cards. Landlord will provide Tenant with Twenty Five (25) card keys. Additional card keys are available at $10.00 each.

               C. The holidays referred to in Section 10A and 10B above are New Year's Day, Martin Luther King Day, Washington's Birthday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, Christmas Day, and those days designated by the federal government, and any other national holiday promulgated by a Presidential Executive Order or Congressional Act;

               D. Janitorial service to Demised Premises customary for daily use of first class office buildings in Montgomery County, Maryland. Any and all additional or specialized janitorial service desired by Tenant or required by Tenant's extended use of the building (i.e. more than one shift of workers) shall be contracted for by Tenant directly with Landlord's janitorial agent and the cost and payment thereof shall be and remain the sole responsibility of Tenant. Exhibit F specifies existing Building Cleaning standards and procedures.

               E. All structural repairs to the Building and all repairs which may be needed to the mechanical, electrical, air-conditioning, heating, and plumbing systems in the Demised Premises, excluding repairs to any non-Building standard fixtures or other improvements installed or made by or at the request of Tenant (other than the Tenant Improvements) and requiring usual or special maintenance. In the event that any repair is required by reason of the negligence or abuse of Tenant or its agents, employees, invitees, or of any other person using the Demised Premises with Tenant's consent, express or implied, Landlord may make such repair and add the cost thereof to the first installment of rent which will thereafter become due, unless Landlord shall have actually recovered such cost through insurance proceeds.

               F. Water for drinking, lavatory, and toilet purposes drawn through fixtures installed by Landlord.

               G. Electric current to the Demised Premises for lighting and normal office use and for heating and air conditioning. Tenant shall not install or operate in Demised Premises any electrically operated equipment or other machinery, other than typical modern day office equipment such as computers, copiers, fax machines, typewriters, word processing machines, micro-computers, radios, televisions, tape recorders, Dictaphones, photocopying equipment, and adding machines normally employed for general office use, or any plumbing fixtures, without first obtaining the prior written consent of the Landlord. Landlord may condition such consent upon the payment by Tenant of additional rent as compensation for any risks, services, or utilities Landlord deems necessary.

               H. It is understood that Landlord does nor warrant that any of the services referred to in this Article 11 will be free from occasional interruption from causes beyond the reasonable control of Landlord. However, in such event, the Landlord will use its best efforts to effect the restoration of same. Landlord shall not be liable to Tenant, its employees, agents, invitees, or licensees for any damages or injury to person or property arising from the bursting, leaking, or overflowing of water, sewer, or steam pipes, heating or plumbing fixtures, or electrical wires or fixtures unless due to Landlord's negligence. No interruption of service shall ever be deemed an eviction or disturbance thereof or render Landlord liable to Tenant for damages by abatement of Rent or otherwise or relieve Tenant from performance of Tenant's obligations under this Lease. In the event of damage to the Building or the Premises whereby Tenant is unable to conduct its normal business for a period of Five (5) consecutive business days, the Landlord shall abate the rent due until such services are restored.

         12.   INDEMNIFICATION:

               Landlord and Tenant mutually agree to indemnify, defend, and hold harmless each other and the manager of the Property and/or Building and their officers, employees, and agents from and against all suits, actions, damages, liability and expense (including reasonable attorneys' fees) in connection with loss of life, bodily or personal injury, or property damage arising directly or indirectly from any cause whatsoever in connection with the occupancy, conduct, operation, ownership, or maintenance of the Demised Premises, or from any work or thing whatever done or which was not done in and on the Demised Premises, or arising from any breach or default on the part of the Landlord or Tenant in the performance of any covenant or agreement on the part of Landlord or Tenant to be performed, or under the law, or arising from any act, omission, or negligence of Landlord or Tenant, or any of their agents, contractors, servants, employees, licensees or invitees, and in case any action or proceeding be brought against the other, each covenants at either Landlord or Tenant's cost and expense to resist or defend such action or proceeding or to cause it to be resisted or defended by an insurer, the cost of which shall be offset by any insurance proceeds obtained.

         13.   PUBLIC LIABILITY INSURANCE:

               A. Tenant, at its own cost and expense, shall obtain and maintain in full force and effect during the Term, and any extensions or renewals of such term, comprehensive general public liability insurance coveting injury to persons of not less than $1,000,000 per person and $2,000,000.00 per accident, and damage to property of at least $2,000,000.00 per accident.

               B. All such policies of insurance shall name Landlord and, if required, mortgagee of Landlord as additional insured. All such policies of insurance shall be issued by a financially responsible company or companies authorized to issue such policy or policies, and licensed to do business in the State of Maryland, and shall contain provisions to the effect that no cancellation thereof by Tenant shall be effective without Tenant's having provided thirty (30) calendar days' prior written notice to Landlord and any mortgagee. Tenant shall lodge with Landlord duplicate originals or certificates of such insurance at, or prior to, the Term Commencement Date, together with evidence of paid-up premiums, and shall lodge with Landlord renewals thereof at least thirty (30) calendar days' prior to expiration of any such policies.

         14.   FIRE OR OTHER CASUALTY:

               A. In case of damage to the Demised Premises or damages to the Building specifically caused by the Tenant or its agents or invitees by fire or other casualty, Tenant shall give immediate notice thereof to Landlord. Subject to the rights of any mortgagee of Landlord's estate, Landlord may, at its option, thereupon undertake the repair and restoration of the Demised Premises or the Building to substantially the same condition as existed prior to the casualty, at the expense of the Tenant, subject to the delays which may arise by reason of adjustment of loss under insurance policies and for delays beyond the reasonable control of Landlord. In the event the damage shall be such that Landlord reasonably determines that it cannot be repaired within ninety (90) calendar days from the date of such damage, Landlord may at its option either:
(a) by written notice to Tenant given within sixty (60) calendar days after Landlord is notified of the casualty, terminate this Lease as of a date specified in such notice (which shall not be more than ninety (90) calendar days after the occurrence as aforesaid) and the Rent (taking into account any abatement) shall be adjusted to the Termination Date and Tenant shall thereupon promptly vacate the Demised Premises; or (b) restore the Building and/or Demised Premises with reasonable promptness in which event Rent shall equitably abate.

               B. Notwithstanding the foregoing, Tenant may cancel this Lease by delivering written notice to Landlord in the event that the Landlord elects to repair the Demised Premises or the Building and such repairs are not substantially complete within one hundred twenty (120) calendar days of the occurrence of the damage.

               C. Landlord shall pursue all claims it has with insurance companies as a result of any loss by fire or other casualty in such a manner as Landlord deems appropriate.

         15.   EMINENT DOMAIN:

               A. If the whole of the Property, Building, or Demised Premises shall be taken or condemned for a public or quasi-public use under any statute or by right of eminent domain or private purchase in lieu thereof by any competent authority, Tenant shall have no claim against Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation or purchase; and all rights of the Tenant to damages therefore are hereby assigned by Tenant to Landlord. The foregoing shall not, however, deprive Tenant of any separate award for moving expenses or for any other award which would not reduce the award payable to Landlord. Upon the date the right to possession shall vest in the condemning authority, this Lease shall cease and terminate with Rent adjusted to such date, and Tenant shall have no claim against Landlord for value of any unexpired term of this Lease.

               B. If part of the Demised Premises shall be acquired or condemned as aforesaid, and such partial acquisition or condemnation shall render the remaining portion unsuitable for the business of Tenant (in the reasonable opinion of Landlord), the term of the Lease shall cease and terminate as provided in Article 15A hereof, provided, however, that diminution of floor area. If such partial taking is not extensive enough to render the Demised Premises unsuitable for the business of Tenant, then this Lease shall continue in effect except that the minimum rent shall be reduced in the same proportion that the floor area of the Demised Premises taken bears to the original floor area demised. Subject to the rights of any mortgagee of Landlord's estate, Landlord may, at its option, upon receipt of the net award in condemnation, make all necessary repairs or alterations to the Building so as to render the portion of the Building not taken a complete architectural unit, but Landlord shall in no event be obligated to pay to Tenant any portion of the net amount received by Landlord as damages for the part of the Demised Premises so taken. "Net amount received by Landlord" shall mean that portion of the award in condemnation which is free and clear to Landlord of any sums required to be paid by Landlord to the holder of any mortgage on the property so condemned for the value of the diminished fee, as well as all expenses and legal fees incurred by Landlord in connection with the condemnation proceeding.

               C. If part of the Building, but no part of the Demised Premises, is taken or condemned as aforesaid, and, in the reasonable opinion of Landlord, such partial acquisition or condemnation shall render the Demised Premises unsuitable for the business of Tenant, the term of the Lease shall cease and terminate as provided in Article 15A hereof, by Landlord sending written notice to such effect to Tenant, whereupon Tenant shall, within a reasonable time period, vacate the Demised Premises.

         16.   ALTERATIONS:

               Tenant shall make no alterations, installations, additions, or improvements (herein collectively called "Alterations") in, or to, the Demised Premises or the Building, structural or otherwise, without Landlord's prior written consent. Tenant, at its sole cost and expense, must provide Landlord with a copy of the full mechanical and electrical plans for the floor (or floors) of the Demised Premises on which the Alterations are being made, revised by the Building architect and engineers, showing the Alterations proposed by Tenant for Landlord's approval. If any such Alterations are made without the prior written consent of Landlord, Landlord may correct or remove the same, and Tenant shall be liable for any and all expenses incurred by Landlord in the performance of such work. All Alterations shall be at Tenant's sole expense, shall comply with all laws, rules, orders, and regulations of governmental authorities having jurisdiction thereof, and shall be made at such times, and in such manner, as Landlord determines will not unreasonably interfere with the use of the Building by other Tenants and their respective demised premises. All Alterations shall be made only by such contractors or mechanics as are previously approved in waiting by Landlord. Such approval by Landlord shall not be unreasonably withheld or delayed. Approval of contractor(s) or mechanic(s) by Landlord shall be based upon the contractor(s) or mechanic(s) being properly licensed, their financial posture, experience, and past job performance. Tenant shall pay prevailing wages to all contractor(s) and mechanic(s). Unless stipulated otherwise by the Landlord at the time approval of improvements to be made is granted, Tenant shall not be required to remove any improvements made to the Premises.

               All Alterations to the Demised Premises, whether made by Landlord or Tenant, and whether at Landlord's or Tenant's expense, or the joint expense of Landlord and Tenant, shall be and remain the property of Landlord.

               Landlord, at the expiration of the Term or any renewal or extension thereof, may elect to require Tenant to remove all, or any part of, the Alterations made by the Tenant, subsequent to the Term Commencement Date, unless Landlord agrees in writing not to require the removal of an Alteration at the time Landlord consents to the Alteration. Removal of Tenant's Property and Alteration shall be at Tenant's sole cost and expense and Tenant shall, at its sole cost and expense, repair any damage to the Demised Premises or the Building caused by such removal. In the event Landlord does not so elect, and Tenant does not remove Tenant's Property, it shall become property of Landlord. In the event Tenant fails to remove Tenant's property or the Alterations requested to be removed by Landlord, on or before, the expiration of the Term or any extension or renewal thereof, then, and in such event, the Landlord may remove Tenant's Property and Alteration from the Demised Premises at Tenant's sole cost and expense, and the Tenant hereby agrees to reimburse the Landlord for the cost and expense of such removal, together with any and all damages which the Landlord may suffer and sustain by reason of the failure of Tenant to remove the same.

               Tenant further acknowledges that any violation of the foregoing requirement by Tenant will jeopardize Landlord's bond financing for the Building project of which the Demised Premises is a part and could likely cause Landlord to suffer and incur substantial monetary damage or injury for which Tenant would be solely and exclusively liable.

         17.   MAINTENANCE:

               A. Demised Premises: Tenant shall keep the Demised Premises and the fixtures and equipment therein in good order and condition, will not cause the Demised Premises and the fixtures and equipment therein to suffer either waste or injury thereto, and shall at the expiration of or early termination of this Lease, surrender and deliver up the Demised Premises to Landlord in the same good order and broom clean condition as existed on the Term Commencement Date, ordinary wear and tear and damage by fire, the elements, and other casualty beyond the Tenant's reasonable control, excepted. If repairs are required due to the negligent acts of the Tenant, its agents, employees, or invitees, the Landlord (upon written notice from Tenant of the need for same) will make the same forthwith. Tenant shall be required to give Landlord immediate written notice of the need for any repair which, if not promptly repaired, will constitute an unsafe condition which might cause injury or which Tenant believes constitutes a condition affecting the occupancy of the Building. The Landlord shall, at reasonable times and on prior reasonable written notice to Tenant, be permitted to enter upon the Demised Premises to examine the condition thereof, and to make the repairs as are required by the provisions of this paragraph at Tenant's sole and exclusive expense.

               B. Common Areas: Landlord shall maintain and repair the common areas and facilities of the Building at all times. For the purposes of this Lease, the term "Common Areas" shall mean all areas, facilities, and improvements provided, from time to time, in the Building or for the mutual convenience and use of tenants or other occupants of the Building, their respective agents, employees, and invitees, and shall include, if provided, but shall not be limited to, the Lobbies and hallways, access roads, driveways, retaining walls, sidewalks, walkways, landscaped areas, and exterior lighting facilities.

               C. Landlord shall, as between Landlord and Tenant, at all times during the Term of the Lease, have the sole and exclusive control, management, and direction of the Common Areas, and may, at any time, and from time to time during the Term, exclude and restrain any person from the use and occupancy thereof, excepting however, Tenant and other tenants of the Landlord and bona fide invitees who make use of said areas in accordance with the rules and regulations established by Landlord from time to time with respect thereto. The rights of the Tenant in and to the Common Areas shall at all times be subject to the rights of others to use same in common with Tenant, and it shall be the duty of Tenant to keep all areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operation. Landlord may at any time and from time to time close all or any of the Common Areas to make repairs or alterations, or to the extent as may be necessary in the reasonable opinion of Landlord, to prevent the dedication thereof or the accrual of any rights to any person or to the public therein, to close temporarily any or all portions of the said areas to discourage non-customer parking, and to do and to perform such other acts in, and to, said areas as, in the exercise of good business judgment, Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their employees, agents, and invitees.

         18.   COMPLIANCE WITH LAWS:

               Tenant agrees, on behalf of itself, its employees, and agents, that it shall comply at all times with any, and all, Federal, state, and local laws, statutes, regulations, ordinances, and other requirements of any of the constituted public authorities relating to its use and occupancy of the Demised Premise. Tenant shall be responsible, at its sole and exclusive cost and expense, for obtaining and maintaining proper occupancy permits throughout the Term of the Lease.

         19.   MECHANIC'S LIENS:

               Tenant shall not create, or permit to be created, or to remain, and shall discharge and have removed or have obtained security in the form of legally recordable bonds for any lien, encumbrance, or charge levied on account of any mechanic's laborer's or materialmen's lien upon the Demised Premises or the Property. If any mechanic's laborer's or materialmen's lien shall, at any time, be filed against the Demised Premises or the Property for work claimed to have been done for, or materials claimed to have been furnished to, Tenant (except for work contracted for by Landlord), Tenant, within ten business (10) days after notice of the filing thereof, at its sole and exclusive cost and expense, will cause it to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction, or otherwise. If Tenant shall fail to discharge any such lien, Landlord may, at its option, discharge the same, and treat the cost thereof as additional rent payable with the monthly rent next becoming due. Tenant will indemnify, defend, and hold harmless Landlord from, and against, any, and all, expenses, liens, claims, or damages to person(s) or to any portion of the Demised Premises or to the Property or Building which may or might arise by reason of Tenant making any Alterations, additions, or improvements to the Demised Premises, the Building, or to the Property.

         20.   SIGNS; ADVERTISEMENTS:

               Without the prior written consent of Landlord, whose consent shall not be unreasonably withheld, and except for mutually agreed to designs and locations of sign(s) which are planned to be standard building directory signage and suite entry signage, no sign, advertisement, or notice shall be inscribed, painted, affixed, or displayed on any part of the outside or the inside of the Building or the Demised Premises, including, without limitation, the doors of offices or placed thereon or any part of the Property, without the prior written consult of Landlord, and, if any such sign, advertisement, or notice is exhibited by Tenant without the prior written consent of Landlord, Landlord shall have the right to remove the same and Tenant shall be liable for any and all expenses incurred by Landlord by said removal. Any such permitted sign, advertisement, and/or notice, shall be, at the sole and exclusive and expense of the Tenant. Landlord shall have the right to prohibit any advertisement of Tenant which, in its reasonable business judgment, tends to impair the business or commercial reputation of the Building or its desirability as a high-quality office facility to be leased by tenants and, upon prior written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement.

               Landlord will provide on behalf of Tenant, at Landlord's sole and exclusive cost and expense, Building standard signage to identify Tenant on one entrance door to Demised Premises and on a Building directory in the Building lobby.

         21.   WEIGHTS; SAFES:

               Landlord shall have the right to reasonably prescribe the weight and position of safes and other heavy equipment or fixtures to be located upon the Demised Premises. Any and all damage or injury to the Demised Premises or to the Building or Property caused by moving the property of Tenant into, or out of the Demised Premises, or due to the same being located on the Demised Premises, shall be repaired by and at the sole and exclusive cost and expense of Tenant. No furniture, equipment, or other bulky matter of any description will be received into the Building or carried in the elevators except in the manner and during the times approved in advance in a writing by Landlord, whose approval shall not be unreasonably withheld. All moving of furniture, equipment, and other bulky material within public areas of the Property or Building shall be under the direct reasonable control and supervision of Landlord, who shall not be responsible for any damage to or charges for moving the same. Tenant agrees promptly to remove from the sidewalks adjacent to the Building any of the Tenant's furniture, equipment, or other material there delivered or positioned.

         22.   ENTRY FOR REPAIRS AND INSPECTIONS:

               Tenant will permit Landlord, or its agent, employees, or contractors, with reasonable prior written notice to Tenant, to enter the Demised Premises, without charge therefore to Landlord or without diminution of the Rent payable by Tenant, to examine, inspect, and protect the Demised Premises, and to make such repairs as in the reasonable judgment of Landlord may be deemed necessary to maintain or protect the Demised Premises, the Building, or the Property, or to exhibit the same to prospective Tenants during the last one hundred twenty (120) days of the Term. Landlord shall use reasonable efforts to minimize interference to Tenant's business when making repairs, but Landlord shall not be required to perform the repairs at a time other than during normal working hours.

               In the event of an emergency, Landlord may enter the Demised Premises without prior oral or written notice, and make whatever repairs are necessary to protect the Demised Premises, Building, or the Property.

         23.   PARKING AND COMMON AREAS:

               Landlord will provide fifty (50) reserved parking spaces to Tenant for the Term of the Lease at a location on the Property determined from time to time by Landlord (Exhibit "E"), at no charge throughout the Term of the Lease. Landlord shall be entitled to relocate or reduce the physical size of the parking spaces at any time in order to construct alterations or additions to the Building or the Property. Additional parking needs of the Tenant will be considered upon written request made by Tenant.

         24.   LIEN FOR RENT:

               In consideration of the mutual benefits arising hereunder, Tenant hereby grants to Landlord a lien on all property of Tenant except for prior liens which already exist now or hereafter placed in or on the Demised Premises (except such part of any property as may be exchanged, replaced or sold from time to time in the ordinary course of business operations trade) and such property shall be and remain subject to such lien of Landlord for payment of all Rent and other sums agreed to be paid by Tenant herein. Said lien shall be in addition to and cumulative with any other rights or remedies of Landlord under this Lease by law or at equity.

         25.   OTHER COVENANTS OF TENANT:

                    A.        Use

               (1) Under no circumstances shall Tenant permit the leased premises to be used or occupied by:

                    (i) any state or Federal branch, agency, or entity, the source of whose Lease payments or other payments for the Lease or occupancy of such space are derived from monies raised by taxation;

                    (ii) any individual or entity for the purpose of engaging in non-commercial activity or whose activities would contravene public policy.

               (2) Tenant understands that any violation of the restrictions herein set forth shall adversely affect the exemption from Federal taxation of interest paid on the bond issue used to finance the project of which the Demised Premises is a part, which would result in a serious monetary loss and damages to Landlord for which Tenant would be liable.

               B.  Care of Premises - Tenant shall not:

                    (i) solely and exclusively permit the demised premises to be overloaded (to include number of occupants), damaged, or defaced;

                    (ii)  place a load upon the  premises  exceeding  sixty-five
(65) pounds of live load per square foot of floor area; and

                    (iii) move any safe, vault, or other heavy equipment in, about, or out of the premises, except in such manner, and at such time as Landlord shall in each instance authorize. Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be so installed, maintained, and used by Tenant as to eliminate such vibration or noise; no nuisance will be permitted on or about the Demised Premises which shall be contrary to any law, ordinance, regulation, or requirement of any public authority having jurisdiction; the Tenant will keep the Demised Premises reasonably clean; the Tenant will not litter or place any obstruction in any portion of the common facilities; the Tenant will not do, nor suffer to be done, nor keep or suffer to be kept, anything, in or upon, the Demised Premises, the Building, or the Property which may prevent the obtaining of any insurance (including fire, emended coverage, and public liability insurance) on the Demised Premises, the Building, or on any property therein, or the Property, or which may make void any such insurance, or which may create any extra premiums for, or increase the rate of, any such insurance. If any actions of Tenant do create any increase in premiums or additions premiums, then the Tenant shall pay the increased cost of the same to the Landlord upon demand.

               C. Trash and Odors - Tenant shall keep all trash, rubbish, garbage, and other refuse in proper containers within the interior of the Demised Premises until called for to be removed by Landlord's janitorial service, and not cause or permit objectionable odors to emanate or be dispelled from said Demised Premises.

               D.  Assignment or Sublease

                         (1) Tenant shall not voluntarily,  involuntarily, or by
operation of law, assign, or encumber, this Lease, in whole or in part, or sublet the whole, or any part of, the Demised Premises, or permit any other persons to occupy same without the prior written consent of the Landlord, references elsewhere in this Lease to assignees, subtenants, or other persons notwithstanding. Any assignment or subletting, even with the prior written consent of Landlord, shall not relieve Tenant from liability for payment of rent or other sums herein provided or from the obligation to keep and be bound by the terms, conditions, and covenants of this Lease. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be so construed as implying Landlord's consent to the assignment of this Lease or subletting of the Demised Premises. The referenced assignment or Sublease provision shall remain in effect should the Tenant renew the Lease.

                         (2) If Tenant is a corporation other than a corporation
whose stock is listed on a national stock exchange, then any transfer of this Lease from Tenant by merger, consolidation, or liquidation, shall constitute an assignment for the purpose of this Lease. An assignment for the benefit of creditors, or by operation of law, shall not be effective to transfer any rights to the assignee without the prior written consent of the Landlord having been obtained.

                         (3)   Notwithstanding   any  provision   above  to  the
contrary, before Tenant may assign this Lease or sublet Demised Premises, Tenant must first offer to relinquish its Lease of said premises, and to surrender same, to the Landlord; and Tenant agrees that if Landlord accepts said offer within ten (10) calendar days of receipt thereof, this Lease shall terminate and become null and void upon a date designated by Landlord, not less than thirty
(30) nor more than sixty (60) calendar days after the date of Landlord's acceptance. Upon such acceptance and termination, all accounts and interests of the parties shall be settled to the Date of Termination. Any profits net of reasonable subleasing expenses shall be split in a fifty/fifty percent (50%/50%) basis with the Landlord.

                         (4)  Notwithstanding any other provision of this Lease,
the Parties acknowledge that they have executed a Landlord Consent Agreement dated July 1, 1997 in which Landlord, among other things, agreed to Tenant granting a lien on Tenant's leasehold interest under the existing Lease to Signet Bank. The Parties agree that that Consent Agreement remains in full force and effect with regard to this Lease and that every reference therein to "Lease" means this Lease.

               E. Corporate Authority - Tenant represents and warrants that the person executing this Lease is authorized by Startec Global Communications, Inc. to execute and bind the corporation to this Lease.

    26. OTHER MUTUAL COVENANTS:

    In addition to the foregoing covenants and conditions with which the parties hereto have agreed to comply, the Landlord and Tenant do hereby further mutually agree that:

               A. Waiver of Subrogation - Landlord and Tenant hereby waive all fights of recovery in causes of action which either party has, or may have, or which may rise hereafter against the other, whether caused by negligence or otherwise, for any damage to the premises or contents therein, or to the Building, or any part thereof, caused by any of the perils which are covered under policies of fire and extended coverage, Building and contents and business interruption insurance or for which either party may be reimbursed as a result of insurance coverage affecting any loss suffered by it; and further provided that the foregoing waivers do not invalidate any policy of insurance of the parties hereto, now or hereafter issued, it being stipulated by the parties hereto that the waivers shall not apply in any case in which the application thereof would result in the invalidation of any such policy of insurance. If the waiver of subrogation results in an increase in insurance premiums, then in that event the Waiver of subrogation shall not apply.

               B. Liability for Damage - Except for Landlord's negligence, Landlord shall not be liable for any damage to any property of the Tenant or anyone claiming through the Tenant done or occasioned by or from the security system, electrical system, the heating or air conditioning system, the sprinkler system, or the plumbing and sewer systems (including damage caused by the freezing or bursting of pipes), in, upon, or about the Demised Premises, the Building, or the Property of which the Demised Premises is a part, nor for damages occasioned by water, snow, or ice being upon, or coming through, the roof, walls, windows, doors, or otherwise, nor for any damage arising from acts of negligence of Co-Tenants or other occupants of the Building of which the Demised Premises may be a part, or from the acts of any owners or occupants of adjoining or contiguous property.

               C. Notices - Whenever any notice is required or permitted hereunder, the same shall be given in writing, sent by registered or certified United States mail, postage prepaid, return receipt requested, and shall be addressed to the address as either party may hereafter and from time to time designate in writing to the other. If either party's address shall be changed during the term hereof and written notice of such change is given to the other party as hereinbefore prescribed, any notice and the contents thereof, if properly mailed as stated to the last known address of the party whose address has been changed, shall be valid and binding upon said party for all intents and purposes. All notices hereunder, if given as herein directed, shall be deemed to be effective upon the date such notice is postmarked. Tenant shall be required to notify Landlord in writing, within ten (10) calendar days, of any ownership changes of Tenant.

               D. Waiver - The waiver of any covenants or conditions of the performance of and compliance with same, or the acquiesced breach thereof, shall not constitute a waiver of any subsequent non-performance and non-compliance of any subsequent breach of such covenants or conditions, nor will such waiver justify or authorize the non-observance of any other covenant or condition hereof.

               E. Memorandum of Lease - In the event, either simultaneously with the execution of this Lease or at any time thereafter during the term hereof, Landlord shall request that a Memorandum of this Lease ("Memorandum of Lease") be executed and recorded in the public records of Montgomery County, Maryland Tenant hereby agrees to cooperate with Landlord and to execute said Memorandum of Lease for such purposes. When prepared, such document shall set forth the name(s) and address(es) of both Landlord and Tenant, a description of said Demised Premises, said Building, and said Property, the duration of the Term of Lease (including the exact commencement and ending dates of each Term) and a reference to any special clauses contained in this Lease which might be of particular significance for recording purposes. Such Memorandum of Lease shall not set forth the amount of any rents or other sums or charges provided for under this Lease. The parties further agree that this Lease instrument shall not at any time be recorded or made public, such recordation or making public to constitute a material breach of this Lease.

               F. Time of Essence - Time is of the essence with respect to the compliance with, and performance of, each of the covenants and agreements under this Lease.

               G. Late Charges - In the event that payment of any rent or other sum of money due under this Lease by Tenant shall become overdue for ten (10) calendar days beyond the date on which said sums of money are due and payable, Landlord will assess against Tenant a late charge of one and one-half percent (1.5%) of payment per month or portion thereof, accruing from the date the payment was originally due. The sums so overdue shall become immediately due and payable by Tenant to Landlord as liquidated damages for Tenant's failure to make prompt payment of said sums, and the full amount of late charges shall be immediately payable by Tenant on Landlord's written demand. In the event of the non-payment for any reason of any such late charges or any part thereof, Landlord, in addition to all other rights and remedies which it may have, shall have all the rights and remedies provided for herein and by law as in the case of non-payment of rent. No failure by Landlord to insist upon the strict performance by Tenant of Tenant's obligations hereunder to pay late charges shall constitute a waiver by Landlord of its fight to enforce the provisions of this subparagraph G and shall not be construed in any way to extend the notice periods for default as provided for in this Lease. By way of example only, the amount of a late charge due and payable on a monthly rental payment of $1,500.00 which was paid after ten (10) calendar days beyond the due date for such rental payment would be computed as follows: $1,500.00 x 0.04 = $60.00 (late payment).

         27.   DEFAULTS; REMEDIES:

               In the event (1) Tenant shall at any time default in the payment of Rent herein reserved; or of any other sum required to be paid by Tenant under this Lease when due, and such failure or refusal shall continue for ten (10) calendar days following receipt of written notice from Landlord of such failure or refusal; or, in the performance of or compliance with any of the terms, covenants, conditions, or provisions of this Lease and shall not cure such failure or refusal within thirty (30) calendar days after written notice thereof from Landlord to Tenant; or (2) if Tenant: (i) shall be adjudicated as bankruptcy; (ii) or shall make an assignment for the benefit of creditors; (iii) or shall file a bill in equity; (iv) or otherwise initiate proceedings for the appointment of a receiver of Tenant's assets; (v) or shall file any proceedings in bankruptcy or for reorganization or an arrangement under any federal or state law; (vi) or if any proceedings in bankruptcy or for the appointment of a receiver shall be instituted by any creditor of Tenant under any state or federal law; (vii) or if Tenant is levied upon or sold by sheriffs or Marshall's or constable's sale or other legal process; (vii) or if Tenant attempts to remove its property from the Demised Premises other than in the ordinary course of business, then the occurrence of any such event shall constitute an event of default and a breach under this Lease, and after having provided Tenant with ten
(10) calendar days written notice, then, and in addition to any other rights or remedies Landlord may have under this Lease either at law or in equity, Landlord shall have the following rights:

               A. To accelerate the whole, or any part thereof of the Rent for the entire unexpired balance of the Term, as well as all other charges, payments, costs, and expenses herein agreed to be paid by Tenant. Any Rent or other charges, payments, costs, and expenses, if so accelerated, shall be deemed due and payable as if they were on that date payable in advance; and/or

               B. To enter the Demised Premises without further oral or written demand or notice, and proceed to the sale of the goods, chattels, and personal property there found, to levy the Rent and/or charges herein payable as Rent, and Tenant shall pay all costs and officers' commissions, including watchmen's wages and sums chargeable to Landlord, and in such case all costs, officers' commissions, and other charges shall immediately attach and become part of the claim of Landlord for Rent, and any tender of Rent without said costs, commissions, and charges made, after the issuance of a warrant of distress, shall not be sufficient to satisfy the claim of Landlord; and/or

               C. To re-enter the Demised Premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution, or damages therefore, and repossess and enjoy the Demised Premises, together with all additions, alterations, and improvements. Upon recovering possession of the Demised Premises by reason of, or based upon, or arising out of, a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this Lease or make such alterations and repairs as may be necessary in order to relet the Demised Premises and rent the Demised Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may at Landlord's discretion seem best; upon each such reletting all rents received by Landlord from such reletting shall be applied; first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any reasonable costs and expenses of such reletting, including reasonable brokerage fees and reasonable attorney's fees and all reasonable costs of such alterations and repairs; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as it may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during that month to Landlord, such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Demised Premises or the making of alterations and/or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of such intention be given to Tenant.

               D. To terminate this Lease and the Term hereby created without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term, or covenant broken, whereupon Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's default in an amount equal to the amount of the Rent reserved for the balance of the Term, as well as all other charges, payments, costs, and expenses therein agreed to be paid by Tenant, all of which amount shall be immediately due and payable from Tenant to Landlord.

               E. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing either at law or in equity.

               F. No waiver by Landlord of any breach by Tenant of any of Tenant's obligations, agreements, or covenants herein shall constitute a waiver of any subsequent breach or of any obligation, agreement, or covenant, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent breach. Landlord represents that if Tenant is making reasonable efforts to cure defaults in good faith and stated deadlines expire, Landlord will grant reasonable leniency in meeting deadlines, not to exceed thirty (30) calendar days.

               G. In consideration of the benefits accruing under this Lease, Tenant hereby covenants and agrees that in the event of any actual or alleged failure, breach, or default hereunder by Landlord:

                            (1) neither the Landlord nor any shareholder of Landlord shall be personally liable with respect to any claim arising out of, or related to, this Lease;

                            (2) no shareholder of the Landlord shall be sued or named as a party in any suit or action;

                            (3) no service of process shall be made against any shareholder of Landlord;

                            (4) any judgment granted against any shareholder of Landlord may be vacated and set aside at any time, as if such judgment had never been granted; and

                            (5) both Landlord and any shareholder may invoke and enforce these covenants and agreements.

         28.   SUBORDINATION:

               A. This Lease shall be subject and subordinate to any mortgage and/or any deed of trust which may now, or hereafter be secured upon, the Property of Building, and to all renewals, modifications, consolidations, replacements, and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee, but in confirmation of such subordination, Tenant shall execute, within ten (10) calendar days after a request is made in writing to Landlord, any certificate that Landlord may reasonably require acknowledging such subordination. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate within said ten (10) calendar day period. Landlord shall obtain a standard Non-Disturbance, Subordination and Attornment Agreement from the superior lien holder. Notwithstanding the foregoing, the party holding the instrument to which this Lease shall be subordinate shall have the right to recognize and preserve this Lease in the event of any foreclosure sale or possessory action, and in such case this Lease shall continue in full force and effect at the option of the party holding the superior lien and Tenant shall attorn to such party and shall execute, acknowledge, and deliver any instrument demanded by Landlord or such other party, that has for its purpose and effect the confirmation of such attornment. Such superior lien holder or any purchaser at a foreclosure or other judicial sale may, at, or prior to, the time of any such sale or within sixty
(60) calendar days thereafter, notify Tenant to vacate and surrender the Demised Premises within ninety (90) calendar days of the date of such sale, and in the event such notice is given, this Lease shall terminate and expire ninety (90) calendar days after such sale.

               B. This section is subject to any of the rights of the Tenant pursuant to any non-disturbance agreement delivered and subject to Article 25D.

         29.   LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT:

               If Tenant shall, after the expiration of all applicable notice and cure periods, be in default in the performance of any of its obligations under this Lease, Landlord may, but shall not be obligated, in addition to any other rights it may have either at law or in equity, cure on behalf of Tenant any default hereunder by Tenant, and Tenant shall reimburse Landlord for any sum(s) paid or cost(s) incurred by Landlord in curing such default, including, but not limited to, reasonable attorney's fees incurred, and also including interest at the prime rate as determined by reference to this rate so cited in the Wall Street Journal on the first (lst) day of the month of default plus three percent (3%) per annum on all sums advanced by Landlord as aforesaid, which sums and costs together with interest thereon shall be deemed additional rent payable on demand.

         30.   ESTOPPEL STATEMENT:

               Tenant shall, from time to time, within ten (10) business days after request by Landlord, execute, acknowledge, and deliver to Landlord a statement certifying that this Lease is unmodified and in full force and effect (or that the same is in full force and effect as modified, listing any instruments of modification), the dates to which Rent and other charges have been paid, and whether or not Landlord is in default hereunder, or whether Tenant has any claims or demands against Landlord (and, if so, the default, claim, and/or demand shall be specified) and such Estoppel statement may be delivered by Landlord to any prospective purchaser or ground lessor mortgagee of the Property of Building and may be relied upon by such prospective purchaser, ground lessor, or mortgagee.

         31.   HOLDING OVER:

               Should Tenant continue to occupy the Demised Premises after the expiration of the Term and without Landlord's prior written consent, or any renewal thereof, or after a forfeiture incurred, such tenancy shall (without limitation on any of Landlord's right or remedies therefor) be a tenancy at will, at a minimum daily rent equal to one-thirtieth (1/30th) of Two hundred percent (200%) of the rent payable for the previous month of the Term, plus all additional rent payable hereunder.

         32.   MISCELLANEOUS:

               A. Landlord and Tenant each represent and warrant to the other that neither of them has employed any broker in carrying on the negotiations relative to this Lease. Landlord and

Tenant shall each indemnify and hold harmless the other from and against any claim or claims for brokerage or other commission arising from or out of breach of the foregoing representation and warranty.

               B. The word "Tenant", as used in this Lease, shall be construed to mean Tenant(s) in all cases where there is more than one Tenant, and the necessary grammatical changes required to make the provisions hereof apply to corporations, partnerships, or individuals, men or women, shall in all cases be assumed as though in each case fully expressed. Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of Tenant and its heir(s), legal representative(s), successor(s) and assign(s), provided that, without in any way limiting the right afforded to Tenant pursuant to Article 25(D) of this Lease. This Lease shall not inure to the benefit of any assignee, heir, legal representative, transferee, or successor of Tenant except upon the prior written consent or election of Landlord.

               C. The term "Landlord", as used in this Lease, shall mean the fee owner of the entire Property or, if different, the party holding and exercising the right, as against all other (except space Tenants of Building) to possession of the entire Property. In the event of voluntary or involuntary transfer of such ownership or right to a successor in interest of Landlord, Landlord shall be freed and relieved of all liability and obligation hereunder (and, as to any unapplied portion of Tenant's security deposit, Landlord shall be relieved of all liability therefor upon transfer of such portion to its successor in interest) and Tenant shall look solely to such successor in interest for the performance of the covenants and obligations of the Landlord hereunder which shall thereafter accrue.

         33.   PRIOR AGREEMENTS:

               The Parties acknowledge the existence of a Lease between the same parties dated September 1, 1994, under which Tenant occupies space in the Building. It is the parties intention that said existing Lease be terminated upon and by the execution of this Lease. Nothing included in this Lease is intended to affect the rights and obligations of the Parties under the previous Lease. Neither party hereto has made any representation or promises with regard to the current terms and conditions except as contained herein. No agreement hereinafter made shall be effective to change, modify, discharge, or effect an abandonment of this Lease, in whole or in part, unless committed to a written agreement signed by both the Landlord and the Tenant.

         34.   CAPTIONS:

               The captions of the Articles in this Lease are inserted and included solely for convenience, and shall not be considered or given any effect in construing the provisions hereof.

         35.   BENEFIT AND BURDEN:

               The provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and each of their permitted successors and assigns.

         36.   SEVERABILITY:

               If any term, covenant, or condition of this Lease, or the application thereof, to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, and condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

         37.   GOVERNING LAW:

          This Lease shall be governed by the laws of the State of Maryland.

         38.   NO PARTNERSHIP:

               Nothing in this Lease shall be deemed or construed to create a partnership, joint venture, of, or between, Landlord and Tenant, or to otherwise create any other business and/or legal relationship between the parties hereto other than that of Landlord and Tenant.

         39.   OPTIONS TO EXTEND TERM:

               Provided that Tenant is still in occupancy of Demised Premises, and has not been in default of the Lease, Tenant shall have the option to renew this Lease of Demised Premises for two (2) additional five (5) year terms ("Renewal Term") at the end of the fifth (5th) Lease Year with eight (8) months prior written notice to Landlord at one hundred percent (100%) of the fair market rental value of Demised Premises.

         40.   ELECTRONIC SECURITY:

               Landlord warrants that the Building contains an electronic security system of which the Tenant will be granted access, and further warrant that the Building will maintain this or an equivalent security system throughout the term of the Lease and any renewal periods. Any additional security or security systems, or any operational modifications to the existing security system, desired by Tenant shall be considered an "Alteration" under paragraph 16 herein.

         41.   OTHER RIGHTS OF LANDLORD:

               A. Landlord may, at its sole and exclusive discretion, decorate, remodel, alter, or otherwise prepare the Demised Premises for reoccupancy during the last ninety (90) days of the Term, if during, or prior to, that time, Tenant vacates the Demised Premises, and Tenant has provided Landlord with written notice to do so.

               B. Landlord may, at its sole and exclusive discretion, show the Demised Premises to prospective purchasers, tenants, or brokers during the last one hundred and eighty (180) days of the Term. Landlord may, at its sole and exclusive discretion, show the Demised Premises to prospective purchasers, tenants, or brokers at all reasonable times provided that prior written notice is given to Tenant in each case, and that Tenant's use and occupancy of the Demised Premises shall not be materially inconvenienced by any action of Landlord. Landlord may, at its sole and exclusive discretion, place and maintain "FOR RENT" signage on the Demised Premises during the last one hundred eighty
(180) days of the Lease Term. Such "FOR RENT" signage shall not unreasonably interfere with Tenant's usage of the Demised Premises.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Lease the day and year first above written.

WITNESS:                                          LANDLORD:

                                                  VASWANI PLACE Corporation

                                                  BY:
                                                  ------------------------[SEAL]
                                                    ROMA MALKAN:
WITNESS:                                          TENANT:

                    Startec Global Communications Corporation

                                                   BY:  /s/ RAM MUKUNDA
                                                  ------------------------[SEAL]
                                                   RAM MUKUNDA
By:

                                  EXHIBIT "A"

                          DEMISED PREMISES FLOOR PLAN

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

                                  EXHIBIT "B"

                            FLOOR PLAN- ALTERATIONS

                                  EXHIBIT "C"

                             RULES AND REGULATIONS

1. The entries, passageways, corridors, stairways and halls shall not be obstructed by Tenant in any way, or manner, or by any article, thing, or device, and Landlord reserves the right to remove any obstruction without prior oral or written notice to Tenant at Tenant's sole and exclusive cost and expense.

2. No person of Tenants, whether employee, invitee, or otherwise, shall disturb, or otherwise annoy, the occupants of the Building by the use of radios, television, vocal or instrumental music, unnecessary noise, or vibration, or offensive odors or by interference in any way. Tenant shall not do or permit its employees, invitees, or otherwise to do anything that will injure the business or commercial reputation of the Building, otherwise interfere with Landlord's ability to Lease office space in the Building, or otherwise interfere with other Tenants' use of leased space in the building.

3. The janitors employed by Landlord will be provided with a pass key to offices in the Building, and no other janitors may be employed in the Building and no other person other than the janitors of said Building shall clean said premises unless Landlord shall, in writing, give its prior written consent thereto.

4. All necessary keys for Demised Premises will be furnished by Landlord to Tenant, but if more than three (3) keys for any door-lock shall be desired, the costs and expenses thereof for the additional number must be borne solely and exclusively by the Tenant. Tenant will not have any duplicate keys made except by or through Landlord. At the termination of this Lease, Tenant must return all keys to Landlord.

5. No additional locks shall be placed by Tenant upon any door of the Building without the prior written consent of the Landlord.

6. The Demised Premises shall not be used by Tenant for the purpose of lodging or sleeping rooms, or for any immoral or illegal purpose.

7. No sign, advertisement, or notice may be displayed by Tenant in any part of the outside or inside of Building, or on or about the Demised Premises, except as expressly specified and approved by the Landlord in writing. Landlord may remove any and all such matter of materials, and all signs other than those approved, placed in violation hereof, without prior oral or written notice to the Tenant and at the Tenant's sole and exclusive expense. Any newspaper, magazine, or other advertising done from Demised Premises or referring to the said Demised Premises, which in the reasonable opinion of the Landlord is objectionable, shall be immediately discontinued upon receipt of written notice from the Landlord. Pictures must be hung by picture hangers, and no tape is permitted on the walls.

  8. The water-closets, other water fixtures and plumbing, shall not be used by Tenant for any other purpose other than those for which they were constructed, and any damage resulting to them from misuse or the defacing or injury of any part of the Demised Premises, the Building, or the Property, shall be borne by the Tenant who shall occasion it.

9. The Tenant shall not allow anything to be placed against, or near, the glass in the partitions, between the premises leased and the halls or corridors of the Building, which shall diminish the light in, or prove unsightly from, the halls, corridors, or windows.

10. Safes, furniture, and other heavy or bulky articles or equipment shall be moved into or out of the Demised Premises or the Building only with the prior written consent of the Landlord first obtained, and then only in the manner and at such time as the Landlord may in writing direct. All such articles must first be brought into from the service entrance and, if necessary, unpacked there before being taken on the elevator. Safes and other heavy articles shall be placed by the Tenant in such places only as may be first specified in writing by the Landlord, and the Tenant shall be liable for, and hold the Landlord harmless from, any damage to the Demised Premises, the Building, or Property of its Tenants or others or injuries sustained by any person whatsoever caused by, or resulting from, the moving of such articles in or out of the Demised Premises, or from overloading a floor, or in any other manner. In no event shall the maximum weight per square foot for load distribution exceed the Building design live-load of sixty-five (65) pounds.

11. All Tenants and their employees shall enter and exit the Building before and after normal business hours (after 6:00 PM and before 8:00
           AM), and Saturday (except from 8:00 a.m. to 1:00 p.m.) and Sunday using the electronic security system installed and operated by Landlord. All Tenants and their employees shall abide by any reasonable regulations and procedures relating to the security system established by the Landlord, its agents, and assigns. There will be a fee of $10.00 for each entrance card lost, destroyed, or misplaced, necessitating replacement.

12.        No vending machines are permitted in any Tenant's office space.

13. Landlord reserves the right to control access to parking areas of the Building and to limit such access to Tenants who have rented parking privileges at the prevailing rate. Parking in the oval area immediately in front of the Building is reserved for visitors and clients of Building Tenants and shall not be used by Tenant or Tenant's employees.

14. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the premises and for the preservation of good order therein and the same shall be as binding upon Tenant as if they had been inserted herein at the time of the execution hereof

                                  EXHIBIT "D"

                         TENANT'S CORPORATE RESOLUTIONS

                                  EXHIBIT "E"

                           TENANT'S RESERVED PARKING


                                [GRAPHIC OMITTED}

                                                           ~ ISN
                                                           ~ FAA
                                                           ~ STARTEC
                                                           ~ ENTERPRISE
                                                           & HANDICAPPED


                                              PERIMETER PARKING

     Public Parking                                  Public Parking

                                       32

Public Parking    Public Parking          Public Parking         Public Parking

                                   EXHIBIT "F"

                           CLEANING SERVICES SCHEDULE

                                STATEMENT OF WORK

           Scope - The contractor shall furnish, at its own expense, all labor, materials, equipment, supervision and perform satisfactorily, the services at the frequencies and during the times and under the conditions as specified in this Statement of Work. Materials are to include trash bags, chemicals, rags and all other materials necessary to fulfill this Statement of Work, with the exception of light bulbs, disposable restroom materials and filters, which the Vaswani Place shall procure and make available.

          Times - Housekeeping services will be required on a daily basis, Monday through Friday, and are to start at 5:30 P.M. and continue until 4th/Day completed, which shall be no later than 8:00 P.M.. The following Holidays will not require housekeeping services:

                   July 4th (Friday)
                   Nov. 11th (Tuesday)
                   Sept. 1st (Monday)
                   Nov. 27th-(Thursday)
                   Oct. 13th (Monday)
                   Dec. 25th (Thursday)

                  Frequencies and Specifications:

                           DAILY

                          o Empty wastebaskets in all offices, restrooms and lobby. Disposable plastic bag liners shall be used.
                          o       Clean  ashtrays  in  all  offices  and  lobby.
                                  Ashtray to be wiped with a damp rag.
                          o       Vacuum all carpets in offices,  hallways,  and
                                  lobby.
                          o       Sweep all non-carpeted areas..
                          o Mop lobby non-carpeted areas, restroom floors and kitchen areas.
                          o       Clean restroom mirrors, walls and partitions.
                          o Clean and disinfect restroom sinks, commodes and urinals.
                          o       Clean and disinfect drinking fountains.
                          o Clean lobby and elevator glass, hall mirrors, brass and other bright work (no ammonia, or abrasive polish to be used)
                          o       Vacuum elevator carpets and tracks.
                          o Refill restroom supplies (tissue, towels, soap, etc.) to be provided by the Vaswani Place.
                          o Dust lobby, boardroom, private lobby (7th), 6th and 7th floor reception and other incidental furniture.
                          o In kitchen areas, all surfaces including sink countertop, microwave tables to be wiped clean.

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                             o    Computer room - dust all  horizontal  services
                                  with a damp cloth (not wet) and vacuum floor

                             o    Spot  clean:  walls,  floors,  doors  &  jams,
                                  baseboards,   inside  windows,   etc.  in  all
                                  occupied areas as required.

                             o    Lock office doors unless otherwise indicated.

                             o    Turn off lights unless otherwise indicated.

                      Weekly

                             o Complete dusting: pictures, grills, ledges, sills, blinds, curtains. o Detailed vacuum, all occupied areas o Clean all interior glass (non-ammonia cleaner) o Polish all brass and bright areas (non-abrasive polish) o Replace sand in butt recepticals u Mop and buff: Lobby area, non-carpeted areas, restroom floors, and kitchen floors

                             o    Computer room - mop floor (no buff)

                      Monthly

                             o    Machine scrub restroom walls, partitions
                             o    Clean walls, all
                             o Clean wall outlets, switches, baseboards, doors
                             o    Clean fire extinguishers
                             o    Clean exterior light fixtures, air vents

                             o Vacuum furniture (sofas, chairs, etc.) in main lobby, reception (6th o & 7th) private lobby, offices

                             o    Damp  wash  venition  blinds,  sills,  grills,
                                  treatment   (bacterial)  of  traps  and  floor
                                  drains, all.

                    Quarterly

                             o Strip and wax all occupied offices, hall and lobby non-carpeted areas.
                Semi-Annually

                             o    Wash interior and lenses of all light fixtures

                             o    Clean  all  vertical  surfaces
                             o    Clean  all walls  (over  70")
                             o Shampoo all carpets in offices, hallways and lobby o Clean all exterior windows and bright areas.

                             Conditions of Services

    Change of Times and Specifications - The owner may, at any time, and with two day written notice to contractor, change the time and/or frequency and/or specification of services under this Statement of work. Any such change in services which shall constitute an increase or decrease in costs, the increase or decrease in costs shall be arrived by mutual agreement of owner (or its authorized agents.) and con. tractor, and contractor shall put into writing, any increase or decrease in cost and all changes occurring to this Statement of Work, and deliver within 2 days to owner.




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    Contractor  Employees - Contractor  shall furnish  qualified and experienced employees and supervisors to carry out the work to be performed by contractor as specified in this Statement of Work. All personnel hired by contractor shall be thoroughly screened, including police clearance, as permissable by law, and shall wear identification badges furnished by the contractor.

    Group Supervisor - Contractor shall provide one group supervisor to be responsible for overseeing the entire cleaning operation. This individual will maintain liaison with the Property manager.

    Insurance- Contractor shall secure at it's expense, and keep in force until the termination of contract of services, adequate insurance for it's employees and contractor shall indemnify owner, it's agents and employees against all liability or loss, and against all claims or actions based upon or rising out of damage or injury (including death) caused or substained in connection with the performance of services as specified

    Equipmentand Materials -Contractor shall provide and bear all responsibility for any equipment and materials owned or rented by contractor, required in the performance of services as specified herein.

    Non-Performance/Termination - Upon failure of the contractor to perform services as provided herein this Statement of Work, the owner has the right to immediately terminate the contract of service, and/or deduct from the monthly billing that portion of cost related to the work not performed or actual cost incurred by owner to complete such services. Owner shall maintain the right, at anytime and without penality, to terminate services upon 30 days written notice. Thirty day written notice is not required for termination due to non-performance.